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                                                       [SHIP LOGO VANGUARD/(R)/]




VANGUARD/(R)/ INTERNATIONAL STOCK ETFS



SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 19, 2008



IMPORTANT CHANGE TO ETF SHARES
Vanguard Emerging Markets ETF has announced a 2-for-1 share split for shareholders of record at the close of business on June 13, 2008. The share split of the ETF Shares does not affect holders of conventional shares in the Fund or holders of other International Stock ETFs. The additional ETF Shares issued as a result of the split are expected to be distributed on June 17, and the ETF Shares are expected to begin trading at the lower, split-adjusted price on June 18.

Please note that all references in the prospectus concerning the number of shares in a Creation Unit for this Fund should be doubled as of June 18, 2008. For more information, please contact your broker, visit our website at Vanguard.com, or call Vanguard at 866-499-8473.


























Vanguard, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.



(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                     PS963 062008

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                                                       [SHIP LOGO VANGUARD/(R)/]



VANGUARD/(R)/ INTERNATIONAL STOCK INDEX FUNDS


SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 19, 2008



CHANGE TO TEXT IN SECTION TITLED "ETF SHARES"
Under "Buying and Selling ETF Shares," in the fourth paragraph, item (2) should read as follows:

(2)  in large blocks of shares known as Creation Units, and






(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                      PS963 062008